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                          AIM GLOBAL GROWTH & INCOME FUND
                    SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM GLOBAL GROWTH & INCOME FUND (THE "FUND"):

Effective June 15, 1998, Michael Lindsell and Michael McDonagh were named Portfolio Managers for the Fund. Mr. Lindsell has been Head of Investment Strategy for Global Equities for INVESCO (NY), Inc. (the "Sub-adviser") and INVESCO GT Asset Management PLC (London) ("GT London") since 1996. From 1992 to 1996, Mr. Lindsell was Chief Investment Officer for Japan for INVESCO GT Asset Management Asia Ltd. (Hong Kong) ("GT Asia") and Portfolio Manager for the Sub-adviser. Prior thereto, Mr. Lindsell was a Director of Warburg Asset Management (Tokyo). Mr. McDonagh has been a Portfolio Manager for GT London since 1992 and for the Sub-adviser since October 1988. From 1977 to 1992, Mr. McDonagh was a Portfolio Manager for GT Asia. Paul Griffiths remains the other Portfolio Manager for the Fund. GT London and GT Asia are affiliates of the Sub-adviser.

                                                                   June 23, 1998